UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 3, 2018

HEMISPHERX BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	0 - 27072	52-0845822
(state or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	(Identification No.)

860 N. Orange Avenue, Suite B, Orlando, FL	32801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 988-0080

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

On August 3, 2018, the registrant and Maxim Group LLC further amended their July 23, 2012 Equity Distribution Agreement solely for the purpose of adding the registrant’s new registration statement on Form 3 (File No 333-226059) to the definition of “registration statement” as the old registration statement expired.

The foregoing description of the Amendment is qualified in its entirety by reference to the foregoing document, a copy of which is attached and incorporated herein as Exhibits 10.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits:

10.1	August 3, 2018 Amendment to Equity Distribution Agreement between the registrant and Maxim Group LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEMISPHERX BIOPHARMA, INC.

August 3, 2018	By:	/s/ Thomas K. Equels
Thomas K. Equels, CEO